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                                                                   Exhibit 10.12



              AMENDMENT AND RECTIFICATION OF ENGAGEMENT AGREEMENT

THIS AGREEMENT is made this 26 day of October, 1999.

BETWEEN: CONSOLIDATED WATER LTD., a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O. Box 1114GT, Grand Cayman, B.W.I. (the "Company")


AND:           PETER D. RIBBINS of P.O. Box 1114,
               George Town, Grand Cayman, B.W.I.
               (the "President")


WHEREAS:

A. The Company and the President entered into an employment contract dated the 19th of August 1997 (the "Engagement Agreement").

B. The parties are desirous of amending and/or rectifying the same in accordance with the terms of this Agreement.

NOW IN CONSIDERATION of the mutual covenants contained herein the parties agree that the Engagement Agreement shall be amended and/or rectified as follows:

1.       By deleting clause 5 and substituting the following:

                  "FURTHER, SUBJECT TO ANY APPROVALS OF GOVERNMENT WHICH MAY BE NECESSARY AT THE TIME AT WHICH THE OPTION IS EXERCISED, FOR EACH OF THE FINANCIAL YEARS ENDING AFTER 31st DECEMBER 1996, PROVIDED (SUBJECT TO PARAGRAPH 18 OF THIS AGREEMENT), THAT THE PRESIDENT SERVES IN THE CAPACITIES FOR THE ENTIRETY OF SUCH YEAR, ON DECEMBER 31 OF SUCH YEAR, THE PRESIDENT SHALL BE GRANTED AN OPTION TO PURCHASE 20,000 ORDINARY SHARES OF THE COMPANY AT A PRICE PER SHARE PAYABLE IN CASH IN FULL ON THE EXERCISE OF THE OPTION AS FOLLOWS,

                  (a) FOR EACH OF THE FINANCIAL YEARS ENDING DECEMBER 31, 1997,
                      1998 AND 1999, US$2.50 PER SHARE; AND
                  (b) FOR EACH OF THE FINANCIAL YEARS THEREAFTER, US$6.00
                      PER SHARE.

2        By deleting clause 6(2) in its entirety and substituting the following:



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                  THE OPTIONS GRANTED PURSUANT TO CLAUSE 5 IN RESPECT OF THE
                  FINANCIAL YEARS ENDING DECEMBER 31, 1997 AND THEREAFTER MAY BE EXERCISED BY THE PRESIDENT AT ANY TIME AFTER THEY VEST AND BEFORE THE CLOSE OF THE COMPANY'S BUSINESS ON THE DAY BEFORE THE THIRD ANNIVERSARY OF THE DATE OF THE AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS FOR THE RELEVANT FINANCIAL YEAR. "

2        By adding the following as clause 6(3):

                  "PROVIDED THAT THE OPTIONS GRANTED PURSUANT TO CLAUSE 5 MAY NOT BE EXERCISED IF OR TO THE EXTENT THAT, IMMEDIATELY FOLLOWING THE EXERCISE, THE PRESIDENT WOULD BENEFICIALLY OWN MORE THAN 6% OF ALL ORDINARY SHARES THEN ISSUED BY THE COMPANY."

3        By adding the following as clause 6(4):

                  "THE OPTIONS GRANTED PURSUANT TO CLAUSE 5 MAY NOT BE ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE PRESIDENT WITHOUT THE PROPER WRITTEN CONSENT OF THE COMPANY."

4 The parties have acknowledged that the Engagement Agreement shall remain binding And effective in accordance with its terms except as expressly amended hereby.

THE PARTIES HERETO HAVE hereunto set their hands and seals the day and date first above written.

SIGNED AND SEALED in the presence of: )     CONSOLIDATED WATER CO. LTD.
                                      )
                                      )
                                      )     /s/ Wilmer Pergande
                                      )     ------------------------------------
                                      )
                                      )
/s/ Fredrick McTaggart                )     /s/ Alexander Stephen Bodden
--------------------------------------)     ------------------------------------
witness




SIGNED AND SEALED in the presence of: )
                                      )
                                      )
                                      )
                                      )
/s/ C.B. Flowers                      )    /s/ Peter D. Ribbins
--------------------------------------)    -------------------------------------
witness                                    Peter D. Ribbins







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